BOARD OF ADVISORS TERMINATION AGREEMENT

THIS AGREEMENT (the "Agreement") is made as of June 10, 2008.

BETWEEN:

FOX PETROLEUM INC., a Nevada corporation, with an address at 64 Knightsbridge, London, SW1X 7JF, UK;

(**"Fox"**);

AND:

JONATHAN WOOD, a businessperson with an address at c/o Stroods, Whitemans Green, Cuckfield, West Sussex, RH17 5DA;

(the **"Advisor"**).

WHEREAS:

A. Fox and the Advisor entered into a board of advisors agreement in 2007 (the "Advisory Agreement");

B. Fox and the Advisor wish to terminate the Advisory Agreement subject to the terms and conditions of this Agreement;

C. In consideration for the services performed by the Advisor under the Advisory Agreement, Fox wishes to issue 10,000 shares of restricted common stock of Fox to the Advisor;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration the parties agree as follows:

1. The Advisory Agreement and the obligations of the parties thereunder are hereby terminated effective as of the date of this Agreement and neither of the parties thereunder shall have any further obligation under the Advisory Agreement to the other party thereto.

2. Fox agrees to issue 10,000 shares of restricted common stock of Fox to the Advisor, or such other person or entity as the Advisor may direct;

3. Each party shall execute and deliver all such further and other agreements, assurances, undertakings, acknowledgments and documents, cause such meetings to be held, resolutions passed and to do or cause to be done and perform all acts or things necessary or desirable to give full effect to the provisions of this Agreement.

4. This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, successors, personal representatives and permitted assigns.

5. This Agreement may be executed in counterparts and delivered via facsimile or other electronic means.

6. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada and will be treated, in all respects, as a Nevada contract.

7. This Agreement may only be modified or amended by a written document signed by each party to this Agreement.

EXECUTED as of the date first written above.

FOX PETROLEUM INC.

Per:
Authorized Signatory

WITNESSED BY:

Signature

VADIM MOSKOVKIN
Name

BUILD. 34 A, TARAS SHEVCHENKO STR.
Address

TASHKENT, 100015, UZBEKISTAN

COMMERCIAL MANAGER
Occupation

JONATHAN WOOD